UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

______________________________

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 14, 2005 (May 17, 2005)

Psychiatric Solutions, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	0-20488	23-2491707
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

840 Crescent Centre Drive, Suite 460, Franklin, Tennessee 37067
(Address of Principal Executive Offices)

(615) 312-5700
(Registrant’s Telephone Number, including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
INDEX TO EXHIBITS

Item 1.01. Entry into a Material Definitive Agreement.

     On March 10, 2005, the Board of Directors (the “Board”) of Psychiatric Solutions, Inc. (the “Company”) adopted, subject to the approval of the stockholders of the Company, an amendment (the “Incentive Plan Amendment”) to the Psychiatric Solutions, Inc. Equity Incentive Plan (the “Incentive Plan”) and an amendment (the “Directors’ Plan Amendment”) to the Psychiatric Solutions, Inc. Outside Directors’ Non-Qualified Stock Option Plan (the “Directors’ Plan”). On May 17, 2005, the stockholders of the Company approved the Incentive Plan Amendment and the Directors’ Plan Amendment at the Annual Meeting of Stockholders (the “Annual Meeting”). A summary of the principal terms and conditions of the Incentive Plan Amendment and the Directors’ Plan Amendment was included in the Company’s definitive proxy statement for the Annual Meeting.

     Under the Incentive Plan Amendment, an additional 2,000,000 shares of common stock of the Company (“Common Stock”) are available for issuance under the Incentive Plan. The Directors’ Plan Amendment provides for an automatic grant of an option to purchase 6,000 shares of Common Stock upon a director’s initial election or appointment to the Board of Directors and increases the exercise period of options from five to ten years. In addition, the Directors’ Plan Amendment provides that any director of the Company who has not previously received an option under the Directors’ Plan shall receive an option to purchase 6,000 shares of Common Stock on the date of the Annual Meeting.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

None required

(b)	Pro forma financial information.

None required

(c)	Exhibits.

10.1	Second Amendment to the Psychiatric Solutions, Inc. Equity Incentive Plan (incorporated by reference to Appendix A of the Company’s Definitive Proxy Statement filed April 22, 2005).

10.2	Amendment to the Psychiatric Solutions, Inc. Outside Directors’ Stock Option Plan (incorporated by reference to Appendix B of the Company’s Definitive Proxy Statement filed April 22, 2005).

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PSYCHIATRIC SOLUTIONS, INC.
By:	/s/ Brent Turner
Brent Turner
Vice President, Treasurer and Investor Relations

Date: July 14, 2005

INDEX TO EXHIBITS

Exhibit Number	Description of Exhibits

10.1	Second Amendment to the Psychiatric Solutions, Inc. Equity Incentive Plan (incorporated by reference to Appendix A of the Company’s Definitive Proxy Statement filed April 22, 2005).

10.2	Amendment to the Psychiatric Solutions, Inc. Outside Directors’ Stock Option Plan (incorporated by reference to Appendix B of the Company’s Definitive Proxy Statement filed April 22, 2005).